UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 1, 2017

ORCHIDS PAPER PRODUCTS COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32563	23-2956944
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification Number)

4826 Hunt Street

Pryor, Oklahoma 74361

(Address of Principal Executive Offices)

(918) 825-0616

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 1, 2017, Orchids Paper Products Company (the “Company”) held its Annual Meeting of Stockholders (“Annual Meeting”).  At the Annual Meeting, the stockholders of the Company: (1) elected seven directors for one-year terms; (2) approved, by advisory vote, our executive compensation, (3) ratified the appointment of HoganTaylor LLP as the Company’s independent registered public accounting firm, (4) approved the amendment and restatement of the Company’s annual cash bonus plan, and (5) recommended, by advisory vote, that future advisory votes on executive compensation be obtained in one year. The proposals are described in detail in the Company’s Definitive Proxy Statement (“Proxy Statement”) that was filed with the Securities and Exchange Commission on March 23, 2017.

On March 6, 2017, the record date for the Annual Meeting, 10,302,891 shares of the Company’s Common Stock were issued and outstanding, of which 9,385,334 were present at the Annual Meeting for purposes of establishing a quorum. The final voting results on the proposals considered at the Annual Meeting are set forth below.

1. Election of Directors. Each of the nominees for director, as listed in the Proxy Statement, was elected to serve until the conclusion of the Company’s 2018 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified, with the voting results as follows:

Name	Votes FOR	Votes WITHHELD	Broker Non-Votes
Steven R. Berlin	5,153,635	359,603	3,835,244
Mario Armando Garcia	3,158,626	2,354,938	3,835,244
John C. Guttilla	5,163,947	348,022	3,835,245
Douglas E. Hailey	5,253,653	258,124	3,835,244
Elaine MacDonald	5,218,059	295,943	3,835,244
Mark H. Ravich	5,197,227	317,077	3,835,244
Jeffrey S. Schoen	5,182,605	331,328	3,835,242

2. Approval, by Advisory Vote, of Executive Compensation. The Company’s executive compensation was approved, with the voting results as follows:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
5,041,956	411,514	96,614	3,835,250

3. Ratification of HoganTaylor LLP. The appointment of HoganTaylor LLP as the Company’s independent registered public accounting firm for the fiscal year 2017 was ratified, with the voting results as follows:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
9,069,604	253,786	61,944	—

4. Approval of the amendment and restatement of the Company’s annual cash bonus plan. The amendment and restatement of the Company’s annual cash bonus plan to permit the payment of bonus awards in cash or equity in the Company’s discretion was approved, with the voting results as follows:

Votes FOR	Votes AGAINST	Abstentions	Broker Non-Votes
4,970,098	494,111	85,876	3,835,249

5. Recommend, by advisory vote, the frequency of future advisory votes on executive compensation. The recommendation of one year for the frequency of future advisory votes on executive compensation has been approved by advisory vote, with the voting results as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
2,837,440	106,997	2,543,834	61,807	3,835,256

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORCHIDS PAPER PRODUCTS COMPANY

Date: May 3, 2017	By:	/s/ Rodney D. Gloss
Rodney D. Gloss
Chief Financial Officer

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